UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Company as Specified in Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 310 - 815 W. Hastings Street,
Vancouver, B.C.
Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure under Item 7.01 relating to the treatment of fractional shares is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On August 23, 2022, InMed Pharmaceuticals Inc. (the “Company”), issued a press release announcing the Company’s Board of Directors’ approval for a 1 for 25 reverse stock split of all of the Company’s issued and outstanding common shares (the “Consolidation”) in order to regain compliance with all of Nasdaq’s continued listing requirements. As a result of the Consolidation, each 25 of the Company’s common shares issued and outstanding pre-Consolidation will be automatically combined and converted into one share post-Consolidation.

The exercise price and number of common shares of the Company issuable upon the exercise of outstanding stock options, warrants or other convertible securities will be proportionately adjusted to reflect the Consolidation in accordance with the terms of such securities. Per the requirements of the Business Corporations Act (British Columbia), under which the Company is regulated, if fractional shares are to be converted into whole shares, each fractional share remaining after the completion of the Consolidation that is less than half of a share must be cancelled and each fractional share that is at least half of a share must be rounded up to one whole share, therefore, no fractional shares will be issued as a result of the Consolidation.

The Company’s common shares will be assigned a new CUSIP number (457637601) and are expected to begin trading on a split-adjusted basis at the market open on September 7, 2022.

As a result of this Consolidation, the Company’s outstanding common shares will be reduced from 18,014,937 to approximately 720,597 common shares on a non-diluted basis. Immediately after the Consolidation, each shareholder will hold the same percentage of common shares outstanding as such shareholder held immediately prior to the Consolidation.

A copy of the Press Release announcing the Consolidation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The disclosure under Item 7.01 is incorporated herein by reference except the last paragraph under Item 7.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release, dated August 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: August 26, 2022	By:	/s/ Brenda Edwards
Brenda Edwards
Interim Chief Financial Officer

2